Paper copies of the Funds’ annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive paper copies of shareholder reports and other communications from the Funds anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Matthews Korea Fund

SUMMARY PROSPECTUS—INVESTOR CLASS	April 29, 2022

TICKER: MAKOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 28, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.66%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.47%

Administration and Shareholder Servicing Fees	0.14%
Total Annual Fund Operating Expenses		1.13%

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $115	Three years: $359	Five years: $622	Ten years: $1,375

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Matthews Korea Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria:

PS-MAKOX-0422

(A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is principally secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Public Health Emergency Risks: Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19, including new strains of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, South Korea may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging markets. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could

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have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.

Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.

Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Information Technology Sector Risk: As of December 31, 2021, 45% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Past Performance

The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2021

	1 year	5 years	10 years	Since Inception (1/3/95)
Matthews Korea Fund
Return before taxes	-0.33%	10.24%	9.06%	6.51%
Return after taxes on distributions[1]	-1.63%	8.40%	7.60%	4.57%
Return after taxes on distributions and sale of Fund shares[1]	1.17%	7.97%	7.23%	4.57%
Korea Composite Stock Price Index[2]
(reflects no deduction for fees, expenses or taxes)	-4.79%	10.22%	6.40%	4.07%

1

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Michael J. Oh, CFA, has been a Portfolio Manager of the Matthews Korea Fund since 2007.

Lead Manager: Elli Lee has been a Portfolio Manager of the Matthews Korea Fund since 2019.

Co-Manager: Sojung Park has been a Portfolio Manager of the Matthews Korea Fund since 2022.

The Lead Manager is primarily responsible for the Fund’s day-to-day investment management decisions (and jointly responsible with the other Lead Manager). The Lead Manager is supported by and consults with the Co-Manager, who is not primarily responsible for portfolio management.

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Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

The minimum investment requirements do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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